UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 11, 2007

                                  EQUINIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                   000-31293                    77-0487526
-------------------   ----------------------------   ---------------------------
(State or Other        (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                        Identification Number)
Incorporation)
                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
   -----------------------------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR   240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

     On June 11, 2007, LA4, LLC ("LA4"), a Delaware single member liability company wholly-owned by Equinix Operating Co., Inc., a wholly-owned subsidiary of Equinix, Inc., entered into a Purchase and Sale Agreement (the "Agreement") with NG Holdings, L.P., a Delaware limited partnership. Pursuant to the Agreement, LA4 will purchase land and improvements located in El Segundo, California for a purchase price of $49 million, subject to customary closing conditions. A deposit of $1 million will be applied against the purchase price which will be paid in cash at closing.

     A copy of the related press release is attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

     (d) Exhibits.

     99.1         Press Release of Equinix, Inc. dated June 14, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUINIX, INC.


DATE:  June 14, 2007                       By:     /s/ KEITH D. TAYLOR
                                                   -----------------------------
                                                   Keith D. Taylor
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit
   Number                    Description
   ------                    -----------

   99.1                      Press Release of Equinix, Inc. dated June 14, 2007.